EXHIBIT 10.3

                              EMPLOYMENT AGREEMENT

      This Employment Agreement (the "Agreement") is by and among FIRST PROSPERITY BANK, a Texas banking association (the "Bank"), and DAVID ZALMAN, an individual residing in El Campo, Wharton County, Texas (the "Employee"), effective as of January 1, 1998 (the "Effective Date").

                                   WITNESSETH:

      In consideration of the mutual covenants and agreements contained in this Agreement, the Parties agree as follows:

      1 . EMPLOYMENT. On the terms and subject to the conditions set forth in this Agreement, the Bank hereby employs Employee, and engages the services of the Employee to serve as President of the Bank, and Employee hereby accepts employment with the Bank according to the terms set forth in this Agreement.

      2. DUTIES. Employee is hereby employed and shall work at the location of the Bank or at such other place or places as may be directed by the Bank. The Employee shall have the position (including status, offices, titles and reporting requirements), authority, duties, and responsibilities usually associated with the president of a bank having assets similar in nature and value to the assets of the Bank.

      3. TERM. The term of this Agreement shall be as follows:

            3.1 TERM. The term ("Term") of this Agreement shall commence on the date hereof and continue for a period of three years.

            3.2 EXTENSIONS. At the conclusion of each anniversary of the execution date of this Agreement or any extensions thereof, the Term of this Agreement shall automatically be extended for an additional year, unless this Agreement is terminated in accordance with Section 7 hereof.

      4. COMPENSATION AND BENEFITS. The compensation and other benefits payable to Employee under this Agreement shall constitute the full consideration to be paid to Employee for all services to be rendered by Employee to the Bank.

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            4.1 BASE SALARY. During the first year the Term ofthis Agreement, the Bank shall pay Employee a base salary ("Base Salary") of $185,000 per annum, commencing on the date of execution of this Agreement. The Employee's Base Salary shall be payable in accordance with the Bank's customary policies, subject to payroll and withholding deductions as may be required by law and other deductions applied generally to employees of the Bank for insurance or other employee benefit plans.

            4.2 ANNUAL REVIEW. The Employee's Base Salary shall be reviewed annually by the Board of Directors of Prosperity Bancshares, Inc., the parent of the Bank and recommendations shall be submitted to the board of Directors subject to approval by the Board of Prosperity and the Bank and the Base Salary may be increased from time to time upon the approval of both Boards.

            4.3 REIMBURSEMENT OF EXPENSES. Employee shall be reimbursed for any and all reasonable costs and expenses incurred by Employee in performance of his services and duties as specified in this Agreement or incurred by Employee on behalf of, or in furtherance of the business of, the Bank, including, but not limited to business expenses incurred in connection with travel and entertaimnent; provided, however, that Employee shall submit to the Bank supporting receipts and information satisfactory to the Bank with respect to such reasonable costs and expenses. The Employee shall also be provided with the use of an automobile of Employee's selection with a purchase cost not exceeding $45,000, and the Bank will reimburse all operating expenses incurred by Employee for use of such automobile in carrying out Employee's duties for the Bank. Upon termination of this Agreement, Employee shall be entitled to Purchase the automobile from the Bank by payment of the NADA trade-in value of such automobile.

            4.4 BENEFITS. During the term of employee's employment, he shall be entitled (i) to receive health insurance benefits with the same coverages and deductibles as are currently in effect with respect to Employee and his spouse (subject to the availability of such benefits at a reasonable cost), (ii) to participate in the Bank's other benefit plans to such extent as determined by the Board of Directors of the Bank, (iii) to participate in the Bank's other policies, including vacation and sick leave.

      5. CONFLICTS OF INTERESTS; COVENANT NOT TO COMPETE.

            5. 1 Employee shall, during the term of this Agreement, devote his time, attention, energies and business efforts to his duties as an employee of the Bank and to the business of the Bank. Employee shall not, during the term of this Agreement, directly or indirectly, for and on behalf of himself or any person, firm, partnership, corporation or other legal entity, own, manage, operate, control, invest in, make loans on advances to, guarantee the obligations of or participate in the ownership or management or operations of or be employed by or otherwise engage in the operation of any business that is in competition in any manner whatsoever with the business of the Bank.

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      6.    CONFIDENTIAL INFORMATION.

            6. 1 As used herein, "Confidential Information" means all technical and business information (including financial statements and related books and records, personnel records, customer lists, arrangements with customers and suppliers, manuals and reports) of the Bank and its affiliates which is of a confidential and/or proprietary character and which is either developed by Employee (alone or with others) or to which Employee has had access during his employment. Employee shall, both during and after his employment with the Bank, protect and maintain the con fidential and/or proprietary character of all Confidential Information. Employee shall not, during or after termination of his employment, directly or indirectly, use (for himself or another) or disclose any Confidential Information, for so long as it shall remain proprietary or protectible as confidential, except as may be necessary for the performance of his duties under this Agreement.

      7.    TERMINATION.

            7. 1 TERMINATION OF AGREEMENT. Except as may otherwise be provided herein, this Agreement may terminate prior to the end of the Term upon the occurrence of:

            (a) Thirty (30) days after written notice of termination is given by either party to the other; or

            (b) Employees's death or, at the Bank's option, upon Employee's becoming Disabled (as defined in Section 8.3 hereof).

Any notice of termination given by Employee to the Bank under Section 7. 1 (a) above shall specify whether such termination is made with or without Good Reason-Change in Control (as defined in Section 8.5 hereof). Any notice of termination given by the Bank to Employee under Section 7.1(a) above shall specify whether such termination is with or without Cause (as defined in Section
8.4 hereof.

      8. OBLIGATIONS OF THE BANK UPON TERMINATION.

            8.1 CAUSE AND OTHER THAN FOR GOOD REASON-CHANGE IN CONTROL. If the Bank terminates this Agreement with Cause (as defined in Section 8.4) pursuant to Section 7. 1 (a) above, or if Employee terminates this Agreement without Good Reason-Change in Control pursuant to Section 7.1(a) hereof, this Agreement shall terminate without further obligations to Employee, other than those obligations owing or accrued to, vested in, or earned by Employee through the date of termination, including, but not limited to:

                  (a) to the extent not theretofore paid, Employee's Base Salary in effect at the time of such termination through the date of termination; and

                  (b) in the case of compensation previously deferred by
            Employee, all amounts previously deferred (together with any accrued interest thereon) and not yet paid by the Bank and any accrued vacation pay not yet paid by the Bank; and

                  (c) all other amounts or benefits owing or accrued to, vested in, earned by Employee through the date of termination under the then existing or applicable plans, programs, arrangements, and policies of Bank.

The aggregate amount of such obligations owing or accrued to, vested in, or earned by Employee through the date of termination shall be paid by the Bank to Employee in cash in one lump sum within thirty (30) days after the date of termination.

            8.2 GOOD REASON-CHANGE IN CONTROL; OTHER THAN FOR CAUSE BEFORE OR AFTER A CHANGE IN CONTROL. If Employee terminates this Agreement with Good Reason-Change in Control Pursuant to Section 7.1(a) hereof, or if the Bank terminates this Agreement without Cause before or after the occurrence of a Change in Control pursuant to Section 7.1(a) hereof, the Bank shall Pay to Employee cash in one lump sum within thirty (30) days after the date of termination the aggregate of the following amounts (the "Change in Control-Lump Sum Payment"):

                        (i) to the extent not theretofore paid, Employee's Base
                  Salary at the annual rate in effect at the time of such termination through the date of termination; and

                        (ii) to the extent not theretofore paid, any bonus
                  through the date of termination; and

                        (iii) in the case of compensation previously deferred by
                  Employee, all amounts previously deferred (together with any accrued interest thereon) and not yet paid by the Bank, and any accrued vacation pay not yet paid by the Bank; and

                        (iv) all other amounts or benefits owing or accrued to,
                  vested in, or earned by Employee through the date of termination under the then existing or applicable plans, programs, arrangements, and policies of the Bank; and

                        (v) an amount equal to three (3) times the Employee's
                  Base Salary in effect at the time of such termination. In no event shall Employee be entitled to invoke this provision more than once under the terms of this entire contract.

            8.3 DEATH OR DISABILITIES. If Employee's employment is terminated under Section 7.l(b) hereof by reason of employee's death or Disability, the Bank shall pay to Employee's legal representatives cash in one lump sum within thirty (30) days after the date of employee's death or Disability the full amount of the obligations owing or accrued to, vested in, or earned by Employee through the date of Employee's death or disability, but not including the remaining unearned portion of the contract, without approval of both Boards. Anything in this Agreement to the contrary notwithstanding, the Employee's legal representatives or beneficialness shall be entitled to receive benefits provided under the then existing or applicable plans, programs, or arrangements and policies of the Bank relating to death or disability. As used herein, "Disabled" shall mean total disability as determined pursuant to the Bank's long term disability Plan or, if no such plan shall be in effect, by the Board of Directors of the Bank in accordance with their reasonable business judgment and the normal personnel practices of the Bank.

            8.4 CAUSE. As used in this Agreement, the term "Cause" means (i) willful misconduct by Employee, (ii) the gross neglect by Employee of his duties as an employee, officer or director of the Bank which continues for more than thirty (30) days after written notice from the Bank to Employee specifically identifying the gross negligence of Employee and directing Employee to discontinue same, (iii) the commission by Employee of an act, other than an act taken in good faith within the course and scope of Employee's employment, which is directly detrimental to the Bank and which act exposes the Bank to material liability, (iv) the Employee having been indicted for or convicted of any felony or other crime involving moral turpitude, or (v) current illegal use of narcotics, illegal drugs or controlled substances by Employee, or the current use of alcohol by the Employee to an extent which materially impairs the performance of Employee's duties.

            8.5 GOOD REASON-CHANGE IN CONTROL. As used in this Agreement, the term "Good Reason-Change in Control" means after the occurrence of a Change in Control (as defined in Section 8.6) and a determination by Employee that any one or more of the following events has occurred:

            (a) the assignment by the Bank to Employee of duties that are inconsistent with the position of President at the time of such assigmnent, or the removal by the Bank from Employee of those duties usually appertaining to the position of President at the time of such removal; or

            (b) a change by the Bank, without Employee's prior written consent, in Employee's responsibilities to the Bank as such responsibilities existed at the time of the occurrence of such Change in Control (or as such responsibilities may thereafter exist from time to time as a result of changes in such responsibilities made with Employee's prior written consent); or

            (c) the failure of the Bank to continue to provide Employee with office space, related facilities and support personnel (including, but not limited to, administrative and secretarial assistance) that are both commensurate with the position of President and Employee's responsibilities to and position with the Bank at the time of the occurrence of such Change in Control and not materially dissimilar to the office space, related facilities and support personnel provided to other key executive officers of the Bank; or

            (d) a reduction by the Bank in the amount of Employee's Base Salary specified in Section 4.1(a) (or as subsequently increased) and as in effect at the time of the occurrence of such Change in Conbol, or a failure of the Bank to pay such Base Salary to the Employee at the time and in the manner specified in Section 4.1 (a) of this Agreement; or

            (e) the relocation, without Employee's prior written consent, of the Bank's principal executive offices to a location outside the county in which such offices are located at the time of the occurrence of such Change in Control; or

            (f) the failure of the Bank to obtain the assumption by any successor to the Bank of the obligations imposed upon the Bank under this Agreement, as required by Section l5 of this Agreement; or

            (g) the employment of Employee under this Agreement is terminated by the Bank without Cause; or

            (h) the Bank notifies Employee of the Bank's intention not to observe or perform one or more of the obligations ofthe Bank under this Agreement; or

            (i) the Bank breaches any provision of this Agreement.

            8.6 CHANGE IN CONTROL. As used herein, the term "Change in Control" shall mean the occurrence with respect to First Prosperity Bancshares, Inc. ("Bancshares") or the Bank of any of the following events: (a) the acquisition of all or substantially all of the assets of Bancshares or the Bank, or (b) Bancshares or the Bank is acquired Pursuant to a merger, consolidation or other corporate reorganization.

      9. NOTICES. Any notice under this Agreement must be in writing and may be given by certified or registered mail, postage prepaid, addressed to the party or parties to be notified with return receipt requested, or by delivering the notice in person. For purposes of notice, the address of Employee or any administrator, executor or legal representative of Employee or his estate, as the case may be, shall be the last address of the Employee on the records of the Bank. The address of the Bank shall be its Principal business address.

      10. CONTROLLING LAW. This Agreement shall be governed by the laws of the State of Texas.

      11 . ENTIRE AGREEMENT. This Agreement contains the entire agreement of the parties and may only be amended in writing signed by both parties; provided, that no amendment to this Agreement shall be effective unless authorized by resolution of the Board of Directors and signed on behalf of the Bank by a duly authorized officer of the Bank other than Employee.

      12. REMEDIES, MODIFICATION AND SEPARABILITY. Employee and the Bank agree that Employee's breach of Sections 5 and 6 of this Agreement will result in irreparable harm to the Bank, that no adequate remedy at law is available, and that the Bank shall be entitled to injunctive relief; however, nothing herein shall prevent the Bank from pursuing any other remedies at law or at equity available to the Bank. Should a court of competent jurisdiction declare any of the covenants set forth in Sections 5 or 6 unenforceable, the court shall be empowered to modify or reform such covenants so as to provide relief reasonably necessary to protect the interests of the Bank and Employee and to award injunctive relief, or damages, or both, to which the Bank may be entitled. If any provision of this Agreement is declared by a court of last resort to be invalid, the Bank and Employee agree that such declaration shall not affect the validity of the other provisions ofthis Agreement. If any provision of this Agreement is capable to two constructions, one of which would render the provision void and the other of which would render the provision valid, then the provision shall have the construction which renders it valid.

      13. PRESERVATION OF BUSINESS: FIDUCIARY RESPONSIBILITY. Employee shall use his best efforts to preserve the business and organization of the Bank, to keep available to the Bank the services of its present employees and to preserve the business relations of the Bank with suppliers, distributors, customers and others. Employee shall not commit any act which would injure the Bank. Employee shall observe and fulfill proper standards of fiduciary responsibility attendant upon his Office.

      14. ASSIGNMENTS. This Agreement is personal to Employee and without the prior written consent of the Bank shall not be assignable by Employee other than by will or the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by Employee's legal representatives and heirs. This Agreement shall inure to the benefit of and be binding upon the Bank and its successors and assigns. The Bank shall require any corporation, entity, individual or other person who is the successor (whether direct or indirect, by purchase, merger, consolidation, reorganization, or otherwise) to all or substantially all of the business or assets of the Bank to expressly assume and agree to perform, by a written agreement in form and substance satisfactory to Employee, all of the obligations of the Bank under this Agreement. As used in this Agreement, the term "Bank" shall mean the Bank as hereinbefore defined and any successor to its business and/or assets as aforesaid which assumes and agrees to perform this Agreement by operation of law, written agreement, or otherwise.

      15. WAIVER OF BREACH. The waiver by the Bank of a breach of any provision of this Agreement by Employee shall not operate or be construed as a waiver by the Bank of any subsequent breach of Employee.

      16. REVOCATION OF PREVIOUS EMPLOYMENT AGREEMENT. Any and all previous employment agreements existing between the Bank and Employee are revoked and canceled.

      17. HEADINGS. The section headings in this Agreement are for convenience of reference and shall not be used in the interpretation or construction of this Agreement.

      18. ATTORNEY'S FEES. In the event Bank or Employee breaches any term or provision of this Agreement and the other party employs an attorney or attorneys to enforce the terms of this Agreement, then the breaching or defaulting party agrees to pay the other party the reasonable attorney's fees and costs incurred to enforce this Agreement.

      19. EXECUTION. This Agreement may be executed in multiple counterparts each of which shall be deemed an original and all of which shall constitute one instrument.

      Employee acknowledges that he has read this Agreement and understands that signing this Agreement is a condition of employment.

      IN WITNESS WHEREOF, this Agreement is executed as of the _____ day of -----------,
1998.

"EMPLOYEE"                                "BANK"

                                          FIRST PROSPERITY BANCSHARES, INC.

____________________________________
DAVID ZALMAN                               BY:_________________________________
                                                TRACY RUDOLPH, DIRECTOR


                                           BY:_________________________________
                                                DAVID ZALMAN, DIRECTOR


                                           BY:_________________________________
                                                HARRY BAYNE, DIRECTOR


                                           BY:_________________________________
                                                JIM BOULIGNY, DIRECTOR

                                           BY:_________________________________
                                                J. T. HERIN, DIRECTOR


                                           BY:_________________________________
                                                CHARLES SLAVIK, DIRECTOR


                                           BY:_________________________________
                                                HARRISON STAFFORD, DIRECTOR


                                           BY:_________________________________
                                                ROBERT STEELHAMMER, DIRECTOR

                              EMPLOYMENT AGREEMENT

      This Employment Agreement (the "Agreement") is by and among FIRST PROSPERITY BANK, a Texas banking association (the "Bank"), and TRACY T. RUDOLPH, an individual residing in Houston, Harris County, Texas (the "Employee"), effective as of January 1, 1998 (the "Effective Date").

                                   WITNESSETH:

      In consideration of the mutual covenants and agreements contained in this Agreement, the Parties agree as follows:

      1 . EMPLOYMENT. On the terms and subject to the conditions set forth in this Agreement, the Bank hereby employs Employee, and engages the services of the Employee to serve as Chairman of the Board of the Bank, and Employee hereby accepts employment with the Bank according to the terms set forth in this Agreement.

      2. DUTIES. Employee is hereby employed and shall work at the location of the Bank or at such other place or places as may be directed by the Bank. The Employee shall have the position (including status, offices, titles and reporting requirements), authority, duties, and responsibilities usually associated with the chairman of the board of a bank having assets similar in nature and value to the assets of the Bank.

      3. TERM. The term of this Agreement shall be as follows:

            3.1 TERM. The term ("Term") of this Agreement shall commence on the date hereof and continue for a period of three years.

            3.2 EXTENSIONS. At the conclusion of each anniversary of the execution date of this Agreement or any extensions thereof, the Term of this Agreement shall automatically be extended for an additional year, unless this Agreement is terminated in accordance with Section 7 hereof.

      4. COMPENSATION AND BENEFITS. The compensation and other benefits payable to Employee under this Agreement shall constitute the full consideration to be paid to Employee for all services to be rendered by Employee to the Bank.

            4.1 BASE SALARY. During the first year the Term of this Agreement, the Bank shall pay Employee a base salary ("Base Salary") of $225,000 per annum, commencing on the date of execution of this Agreement. The Employee's Base Salary shall be payable in accordance with the Bank's customary policies, subject to payroll and withholding deductions as may be required by law and other deductions applied generally to employees of the Bank for insurance or other employee benefit plans.

            4.2 ANNUAL REVIEW. The Employee's Base Salary shall be reviewed annually by the Board of Directors of Prosperity Bancshares, Inc., the parent of the Bank and recommendations shall be submitted to the board of Directors subject to approval by the Board of Prosperity and the Bank and the Base Salary may be increased from time to time upon the approval of both Boards.

            4.3 REIMBURSEMENT OF EXPENSES. Employee shall be reimbursed for any and all reasonable costs and expenses incurred by Employee in performance of his services and duties as specified in this Agreement or incurred by Employee on behalf of, or in furtherance of the business of, the Bank, including, but not limited to business expenses incurred in connection with travel and entertainment; provided, however, that Employee shall submit to the Bank supporting receipts and information satisfactory to the Bank with respect to such reasonable costs and expenses. The Employee shall also be provided with the use of an automobile of Employee's selection with a purchase cost not exceeding $45,000, and the Bank will reimburse all operating expenses incurred by Employee for use of such automobile in carrying out Employee's duties for the Bank. Upon termination of this Agreement, Employee shall be entitled to Purchase the automobile from the Bank by payment of the NADA trade-in value of such automobile.

            4.4 BENEFITS. During the term of employee's employment, he shall be entitled (i) to receive health insurance benefits with the same coverages and deductibles as are currently in effect with respect to Employee and his spouse (subject to the availability of such benefits at a reasonable cost), (ii) to participate in the Bank's other benefit plans to such extent as determined by the Board of Directors of the Bank, (iii) to participate in the Bank's other policies, including vacation and sick leave.

      5. CONFLICTS OF INTERESTS; COVENANT NOT TO COMPETE.

            5. 1 Employee shall, during the term of this Agreement, devote his time, attention, energies and business efforts to his duties as an employee of the Bank and to the business of the Bank. Employee shall not, during the term of this Agreement, directly or indirectly, for and on behalf of himself or any person, firm, partnership, corporation or other legal entity, own, manage, operate, control, invest in, make loans on advances to, guarantee the obligations of or participate in the ownership or management or operations of or be employed by or otherwise engage in the operation of any business that is in competition in any manner whatsoever with the business of the Bank.

      6.    CONFIDENTIAL INFORMATION.

            6. 1 As used herein, "Confidential Information" means all technical and business information (including financial statements and related books and records, personnel records, customer lists, arrangements with customers and suppliers, manuals and reports) of the Bank and its affiliates which is of a confidential and/or proprietary character and which is either developed by Employee (alone or with others) or to which Employee has had access during his employment. Employee shall, both during and after his employment with the Bank, protect and maintain the confidential and/or proprietary character of all Confidential Information. Employee shall not, during or after termination of his employment, directly or indirectly, use (for himself or another) or disclose any Confidential Information, for so long as it shall remain proprietary or protectible as confidential, except as may be necessary for the performance of his duties under this Agreement.

      7.    TERMINATION.

            7. 1 TERMINATION OF AGREEMENT. Except as may otherwise be provided herein, this Agreement may terminate prior to the end of the Term upon the occurrence of:

            (a) Thirty (30) days after written notice of termination is given by either party to the other; or

            (b) Employees's death or, at the Bank's option, upon Employee's becoming Disabled (as defined in Section 8.3 hereof).

Any notice of termination given by Employee to the Bank under Section 7. 1 (a) above shall specify whether such termination is made with or without Good Reason-Change in Control (as defined in Section 8.5 hereof). Any notice of termination given by the Bank to Employee under Section 7.1(a) above shall specify whether such termination is with or without Cause (as defined in Section
8.4 hereof.

      8. OBLIGATIONS OF THE BANK UPON TERMINATION.

            8.1 CAUSE AND OTHER THAN FOR GOOD REASON-CHANGE IN CONTROL. If the Bank terminates this Agreement with Cause (as defined in Section 8.4) pursuant to Section 7. 1 (a) above, or if Employee terminates this Agreement without Good Reason-Change in Control pursuant to Section 7.1(a) hereof, this Agreement shall terminate without further obligations to Employee, other than those obligations owing or accrued to, vested in, or earned by Employee through the date of termination, including, but not limited to:

                  (a) to the extent not theretofore paid, Employee's Base Salary in effect at the time of such termination through the date of termination; and

                  (b) in the case of compensation previously deferred by
            Employee, all amounts previously deferred (together with any accrued interest thereon) and not yet paid by the Bank and any accrued vacation pay not yet paid by the Bank; and

                  (c) all other amounts or benefits owing or accrued to, vested in, earned by Employee through the date of termination under the then existing or applicable plans, programs, arrangements, and policies of Bank.

The aggregate amount of such obligations owing or accrued to, vested in, or earned by Employee through the date of termination shall be paid by the Bank to Employee in cash in one lump sum within thirty (30) days after the date of termination.

            8.2 GOOD REASON-CHANGE IN CONTROL; OTHER THAN FOR CAUSE BEFORE OR AFTER A CHANGE IN CONTROL. If Employee terminates this Agreement with Good Reason-Change in Control Pursuant to Section 7.1(a) hereof, or if the Bank terminates this Agreement without Cause before or after the occurrence of a Change in Control pursuant to Section 7.1(a) hereof, the Bank shall Pay to Employee cash in one lump sum within thirty (30) days after the date of termination the aggregate of the following amounts (the "Change in Control-Lump Sum Payment"):

                        (i) to the extent not theretofore paid, Employee's Base
                  Salary at the annual rate in effect at the time of such termination through the date of termination; and

                        (ii) to the extent not theretofore paid, any bonus
                  through the date of termination; and

                        (iii) in the case of compensation previously deferred by
                  Employee, all amounts previously deferred (together with any accrued interest thereon) and not yet paid by the Bank, and any accrued vacation pay not yet paid by the Bank; and

                        (iv) all other amounts or benefits owing or accrued to,
                  vested in, or earned by Employee through the date of termination under the then existing or applicable plans, programs, arrangements, and policies of the Bank; and

                        (v) an amount equal to three (3) times the Employee's
                  Base Salary in effect at the time of such termination. In no event shall Employee be entitled to invoke this provision more than once under the terms of this entire contract.

            8.3 DEATH OR DISABILITIES. If Employee's employment is terminated under Section 7.1(b) hereof by reason of employee's death or Disability, the Bank shall pay to Employee's legal representatives cash in one lump sum within thirty (30) days after the date of employee's death or Disability the full amount of the obligations owing or accrued to, vested in, or earned by Employee through the date of Employee's death or disability, but not including the remaining unearned portion of the contract, without approval of both Boards. Anything in this Agreement to the contrary notwithstanding, the Employee's legal representatives or beneficialness shall be entitled to receive benefits provided under the then existing or applicable plans, programs, or arrangements and policies of the Bank relating to death or disability. As used herein, "Disabled" shall mean total disability as determined pursuant to the Bank's long term disability Plan or, if no such plan shall be in effect, by the Board of Directors of the Bank in accordance with their reasonable business judgment and the normal personnel practices of the Bank.

            8.4 CAUSE. As used in this Agreement, the term "Cause" means (i) willful misconduct by Employee, (ii) the gross neglect by Employee of his duties as an employee, officer or director of the Bank which continues for more than thirty (30) days after written notice from the Bank to Employee specifically identifying the gross negligence of Employee and directing Employee to discontinue same, (iii) the commission by Employee of an act, other than an act taken in good faith within the course and scope of Employee's employment, which is directly detrimental to the Bank and which act exposes the Bank to material liability, (iv) the Employee having been indicted for or convicted of any felony or other crime involving moral turpitude, or (v) current illegal use of narcotics, illegal drugs or controlled substances by Employee, or the current use of alcohol by the Employee to an extent which materially impairs the performance of Employee's duties.

            8.5 GOOD REASON-CHANGE IN CONTROL. As used in this Agreement, the term "Good Reason-Change in Control" means after the occurrence of a Change in Control (as defined in Section 8.6) and a determination by Employee that any one or more of the following events has occurred:

            (a) the assignment by the Bank to Employee of duties that are inconsistent with the position of Chairman of the Board at the time of such assigmnent, or the removal by the Bank from Employee of those duties usually appertaining to the position of Chairman of the Board at the time of such removal; or

            (b) a change by the Bank, without Employee's prior written consent, in Employee's responsibilities to the Bank as such responsibilities existed at the time of the occurrence of such Change in Control (or as such responsibilities may thereafter exist from time to time as a result of changes in such responsibilities made with Employee's prior written consent); or

            (c) the failure of the Bank to continue to provide Employee with office space, related facilities and support personnel (including, but not limited to, administrative and secretarial assistance) that are both commensurate with the position of Chairman of the Board and Employee's responsibilities to and position with the Bank at the time of the occurrence of such Change in Control and not materially dissimilar to the office space, related facilities and support personnel provided to other key executive officers of the Bank; or

            (d) a reduction by the Bank in the amount of Employee's Base Salary specified in Section 4.l(a) (or as subsequently increased) and as in effect at the time of the occurrence of such Change in Conbol, or a failure of the Bank to pay such Base Salary to the Employee at the time and in the manner specified in Section 4. 1 (a) of this Agreement; or

            (e) the relocation, without Employee's prior written consent, of the Bank's principal executive offices to a location outside the county in which such offices are located at the time of the occurrence of such Change in Control; or

            (f) the failure of the Bank to obtain the assumption by any successor to the Bank of the obligations imposed upon the Bank under this Agreement, as required by Section 15 of this Agreement; or

            (g) the employment of Employee under this Agreement is terminated by the Bank without Cause; or

            (h) the Bank notifies Employee of the Bank's intention not to observe or perform one or more of the obligations ofthe Bank under this Agreement; or


            (i) the Bank breaches any provision of this Agreement.

            8.6 CHANGE IN CONTROL. As used herein, the term "Change in Control" shall mean the occurrence with respect to First Prosperity Bancshares, Inc. ("Bancshares") or the Bank of any of the following events: (a) the acquisition of all or substantially all of the assets of Bancshares or the Bank, or (b) Bancshares or the Bank is acquired Pursuant to a merger, consolidation or other corporate reorganization.

      9. NOTICES. Any notice under this Agreement must be in writing and may be given by certified or registered mail, postage prepaid, addressed to the party or parties to be notified with return receipt requested, or by delivering the notice in person. For purposes of notice, the address of Employee or any administrator, executor or legal representative of Employee or his estate, as the case may be, shall be the last address of the Employee on the records of the Bank. The address of the Bank shall be its Principal business address.

      10. CONTROLLING LAW. This Agreement shall be governed by the laws of the State of Texas.

      11 . ENTIRE AGREEMENT. This Agreement contains the entire agreement of the parties and may only be amended in writing signed by both parties; provided, that no amendment to this Agreement shall be effective unless authorized by resolution of the Board of Directors and signed on behalf of the Bank by a duly authorized officer of the Bank other than Employee.

      12. REMEDIES, MODIFICATION AND SEPARABILITY. Employee and the Bank agree that Employee's breach of Sections 5 and 6 of this Agreement will result in irreparable harm to the Bank, that no adequate remedy at law is available, and that the Bank shall be entitled to injunctive relief; however, nothing herein shall prevent the Bank from pursuing any other remedies at law or at equity available to the Bank. Should a court of competent jurisdiction declare any of the covenants set forth in Sections 5 or 6 unenforceable, the court shall be empowered to modify or reform such covenants so as to provide relief reasonably necessary to protect the interests of the Bank and Employee and to award injunctive relief, or damages, or both, to which the Bank may be entitled. If any provision of this Agreement is declared by a court of last resort to be invalid, the Bank and Employee agree that such declaration shall not affect the validity of the other provisions ofthis Agreement. If any provision of this Agreement is capable to two constructions, one of which would render the provision void and the other of which would render the provision valid, then the provision shall have the construction which renders it valid.

      13. PRESERVATION OF BUSINESS: FIDUCIARY RESPONSIBILITY. Employee shall use his best efforts to preserve the business and organization of the Bank, to keep available to the Bank the services of its present employees and to preserve the business relations of the Bank with suppliers, distributors, customers and others. Employee shall not commit any act which would injure the Bank. Employee shall observe and fulfill proper standards of fiduciary responsibility attendant upon his Office.

      14. ASSIGNMENTS. This Agreement is personal to Employee and without the prior written consent of the Bank shall not be assignable by Employee other than by will or the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by Employee's legal representatives and heirs. This Agreement shall inure to the benefit of and be binding upon the Bank and its successors and assigns. The Bank shall require any corporation, entity, individual or other person who is the successor (whether direct or indirect, by purchase, merger, consolidation, reorganization, or otherwise) to all or substantially all of the business or assets of the Bank to expressly assume and agree to perform, by a written agreement in form and substance satisfactory to Employee, all of the obligations of the Bank under this Agreement. As used in this Agreement, the term "Bank" shall mean the Bank as hereinbefore defined and any successor to its business and/or assets as aforesaid which assumes and agrees to perform this Agreement by operation of law, written agreement, or otherwise.

      15. WAIVER OF BREACH. The waiver by the Bank of a breach of any provision of this Agreement by Employee shall not operate or be construed as a waiver by the Bank of any subsequent breach of Employee.

      16. REVOCATION OF PREVIOUS EMPLOYMENT AGREEMENT. Any and all previous employment agreements existing between the Bank and Employee are revoked and cancelled.

      17.   HEADINGS.   The section headings in this Agreement are for
convenience of reference and shall not be used in the interpretation or construction of this Agreement.

      18. ATTORNEY'S FEES. In the event Bank or Employee breaches any term or provision of this Agreement and the other party employs an attorney or attorneys to enforce the terms of this Agreement, then the breaching or defaulting party agrees to pay the other party the reasonable attorney's fees and costs incurred to enforce this Agreement.

      19. EXECUTION. This Agreement may be executed in multiple counterparts each of which shall be deemed an original and all of which shall constitute one instrument.

      Employee acknowledges that he has read this Agreement and understands that signing this Agreement is a condition of employment.

      IN WITNESS WHEREOF, this Agreement is executed as of the _____ day of ___________, 1998.

"EMPLOYEE"                          "BANK"

                                          FIRST PROSPERITY BANCSHARES, INC.

___________________________________       BY:_________________________________
TRACY T. RUDOLPH                                TRACY RUDOLPH, DIRECTOR

                                          BY:_________________________________
                                                DAVID ZALMAN, DIRECTOR

                                          BY:_________________________________
                                                HARRY BAYNE, DIRECTOR

                                          BY:_________________________________
                                                JIM BOULIGNY, DIRECTOR

                                          BY:_________________________________
                                                J. T. HERIN, DIRECTOR

                                          BY:_________________________________
                                                CHARLES SLAVIK, DIRECTOR

                                          BY:_________________________________
                                                HARRISON STAFFORD, DIRECTOR

                                          BY:_________________________________
                                                ROBERT STEELHAMMER, DIRECTOR